Exhibit 99.1

Digital River Reports Second Quarter 2013 Financial Results

Announces Investor Day on September 19th in New York City

  Delivered second quarter revenue of $92.5 million, exceeding expectations;
  Grew organic payments revenue at a 60-plus percent growth rate for the third consecutive quarter;
  Reiterated 2013 full year revenue growth of two percent to five percent and non-GAAP EPS ranging from $0.55 to $0.65; raises full year GAAP guidance;
  Continued to win and expand key customer relationships in commerce and payments; and
  Made progress on strategic transformation to drive sustainable growth and value creation.

MINNEAPOLIS--(BUSINESS WIRE)--July 30, 2013--Digital River, Inc. (NASDAQ: DRIV) today reported financial results for its second quarter of 2013.

Second Quarter Ended June 30, 2013
GAAP Results
Second quarter revenue totaled $92.5 million, compared to $90.8 million during the same period in 2012. This result exceeded management’s second quarter revenue guidance of $89 to $92 million.

Second quarter GAAP net loss was $0.9 million or a net loss of $0.03 per share, which compared to GAAP net income of $0.2 million or $0.01 per diluted share in the second quarter of 2012. These results were improved by a realized gain from the sale of an investment and exceeded management’s second quarter GAAP guidance, which ranged from a net loss of $0.31 to a net loss of $0.27 per share.

Non-GAAP Results
Second quarter non-GAAP net income was $1.4 million or $0.04 per diluted share, compared to $6.9 million, or $0.20 per diluted share in the second quarter of 2012. These results were in line with management’s second quarter non-GAAP earnings guidance, which ranged from $0.01 to $0.04 per diluted share.

“We reported solid financial results in the second quarter, exceeding revenue expectations and delivering earnings at the high end of our guidance range. Our payments revenue continues to be a major contributor to our top line growth,” said David Dobson, Digital River’s CEO. “In addition, we made good progress on our strategic transformation, advancing toward an open API-driven commerce-as-a-service, expanding our partner ecosystem and preparing for the launch of a state-of-the-art data center to better serve our global customers. Our transformation is on track, and increasing the value we deliver for our customers and shareholders remains our top priority.”

During the second quarter, the company repurchased approximately $20.1 million of common stock and $4.0 million of its two percent convertible notes. All transactions took place in the open market.

Third Quarter and Full Year 2013 Guidance
Management’s forward-looking financial expectations for the third quarter of 2013 are as follows:

  Revenue, ranging from $88 to $92 million;
  GAAP net loss, ranging from a net loss of $0.38 to a net loss of $0.31 per share; and finally
  Non-GAAP net loss, ranging from a net loss of $0.10 to a net loss of $0.05 per share, including a tax rate benefit of 21 percent.

Management’s forward-looking financial expectations for the full year 2013 are as follows:

  Revenue growth of two percent to five percent;
  GAAP net loss, ranging from a net loss of $0.67 to a net loss of $0.54 per share. This is an improvement compared to the company’s previous guidance, which ranged from a net loss of $0.90 to a net loss of $0.77 per share; and finally
  Non-GAAP EPS, ranging from $0.55 to $0.65 per diluted share, using a 21 percent tax rate.

A detailed table providing a reconciliation of the company’s GAAP and non-GAAP earnings guidance estimates can be found accompanying this press release.

Digital River will hold a conference call today at 4:45 p.m. EDT to discuss second quarter financial results. A live webcast of Digital River’s earnings conference call can be accessed on the Investor Relations section of its corporate website. Alternatively, a live broadcast of the call may be heard by using conference ID 15758804 and dialing +1 (408) 427-3861. A webcast replay of the call will be archived on Digital River’s corporate website.

Investor Day
Digital River will host an investor day Thursday, Sept. 19, 2013, in New York City. Key members of Digital River’s management team will deliver presentations beginning at 1:00 p.m. EDT. A live webcast of the event can be accessed at Digital River’s website. A replay will be available after the event. Those interested in attending are asked to pre-register with Digital River. Space for the event is limited.

About Digital River, Inc.
Digital River, Inc. builds and manages online businesses for software and game publishers, consumer electronics manufacturers, distributors, online retailers and affiliates. Its multi-channel commerce solution, which supports both direct and indirect sales, is designed to help companies of all sizes maximize online revenues as well as reduce the costs and risks of running a global commerce operation. The company’s comprehensive platform offers site development and hosting, order management, global payments, cloud-based billing, fraud management, export controls, tax management, physical and digital product fulfillment, multi-lingual customer service, advanced reporting and strategic marketing services.

Digital River is headquartered in Minneapolis with offices across the U.S., Asia, Europe and South America. For more details about Digital River, visit the corporate website, call +1 952-253-1234, or follow the company on Twitter.

Non-GAAP Net Income Calculation
Digital River’s non-GAAP net income (loss) is computed by adjusting GAAP pre-tax income as reported on the company’s statement of operations by adding back, when applicable, amortization of acquisition-related intangibles, stock-based compensation expense, intangible impairments, restructuring related costs, litigation settlement related costs, acquisition and integration costs, realized and unrealized investment gains or losses, and goodwill impairments, net of a 21 percent tax rate. Non-GAAP diluted earnings per share is calculated using the “if-converted” method with respect to the issuance of the company’s 2004 and 2010 convertible notes. In computing non-GAAP diluted earnings per share, if an increase in earnings per share will not result, adjust non-GAAP net income to add back debt interest and issuance cost amortization expenses, net of the tax benefit, and then divide this amount by fully diluted shares outstanding. This amount, representing the fully diluted earnings computation, is selected to represent non-GAAP diluted earnings per share for each period presented. To provide further clarity, a detailed reconciliation on the comparability of the GAAP and non-GAAP data has been provided in table form following the financial statements accompanying this release.

Forward-Looking Statements
This press release contains forward-looking statements, including statements regarding the company’s anticipated future growth and future financial performance, as well as statements containing the words “anticipates,” “believes,” “plans,” “will,” “expects,” or “guidance” and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the company, or industry results, to differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: the company’s operating history and variability of operating results; competition in the commerce and payments markets; challenges associated with international expansion; the variability of foreign exchange rates; any breach or compromise of the company’s security systems; our ability to successfully manage our business while undertaking significant internal investments; our ability to execute upon our payments strategy and expand our business in this sector; our ability to achieve favorable tax rates in our international operations; and other risk factors referenced in the company’s public filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended Dec. 31, 2012. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in Digital River’s most recent reports on Form 10-K and Form 10-Q, each as it may be amended from time-to-time.

The forward-looking statements for fiscal 2013 reflect management’s expectations as of July 30, 2013. Results may be materially affected by many factors, such as changes in global conditions in the financial services markets and consumer spending, fluctuations in foreign currency rates, the rate of growth of online commerce and online payments, progress with key partners and other factors. The guidance assumes, among other things, that there are no material changes to stock-based compensation expense and anticipated tax rates. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management’s analysis only as of the date hereof. The company undertakes no obligation to update these forward-looking statements or future guidance to reflect events or circumstances that may arise after the date hereof.

Digital River is a registered trademark of Digital River, Inc. All other trademarks and registered trademarks are trademarks of their respective owners.

Digital River, Inc.
Second Quarter Results
(In thousands, except share data)
Subject to reclassification

Consolidated Balance Sheets	(Unaudited)
	June 30,	December 31,
	2013	2012
Assets
Current assets
Cash and cash equivalents	$422,847	$542,851
Short-term investments	147,351	162,794
Accounts receivable, net of allowance of $6,159 and $5,400	64,787	60,656
Deferred tax assets	416	457
Prepaid expenses and other	34,092	33,714
Total current assets	669,493	800,472
Property and equipment, net	56,200	53,265
Goodwill	138,307	108,960
Intangible assets, net of accumulated amortization of $94,765 and $91,059	33,747	11,718
Long-term investments	52,575	71,735
Deferred income taxes	888	1,724
Other assets	2,942	4,342
Total assets	$954,152	$1,052,216
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$134,553	$205,377
Accrued payroll	14,140	11,630
Deferred revenue	13,550	13,426
Other accrued liabilities	61,717	51,640
Total current liabilities	223,960	282,073
Non-current liabilities
Convertible senior notes	304,555	309,909
Other liabilities	23,146	18,236
Total non-current liabilities	327,701	328,145
Total liabilities	551,661	610,218
Stockholders' equity
Preferred stock, $.01 par value; 5,000,000 shares authorized; no shares issued or outstanding	-	-
Common stock, $.01 par value; 120,000,000 shares authorized; 50,023,146 and 48,941,402 shares issued	500	489
Treasury stock at cost; 15,771,730 and 13,581,889 shares	(404,220)	(368,721)
Additional paid-in capital	751,898	737,499
Retained earnings	63,664	75,901
Accumulated other comprehensive loss	(9,351)	(3,170)
Stockholders' equity	402,491	441,998
Total liabilities and stockholders' equity	$954,152	$1,052,216

Digital River, Inc.
Second Quarter Results
(Unaudited, in thousands, except per share amounts)
Subject to reclassification

Consolidated Statements of Operations

	Three months ended		Six months ended
	June 30,		June 30,
	2013	2012	2013	2012
Revenue	$92,471	$90,774	$206,164	$193,217
Costs and expenses (exclusive of depreciation and amortization expense shown separately below):
Direct cost of services	17,585	16,125	40,525	34,547
Network and infrastructure	14,490	12,932	29,751	25,689
Sales and marketing	27,222	27,204	58,056	55,932
Product research and development	18,156	15,416	35,955	31,419
General and administrative	14,293	11,414	32,921	23,584
Goodwill impairment	-	-	21,249	-
Depreciation and amortization	5,088	4,950	10,118	10,289
Amortization of acquisition-related intangibles	2,283	1,743	4,211	3,592
Total costs and expenses	99,117	89,784	232,786	185,052
Income (loss) from operations	(6,646)	990	(26,622)	8,165
Interest income	780	996	1,376	2,135
Interest expense	(1,964)	(2,254)	(3,942)	(4,494)
Other income (expense), net	6,100	1,030	17,014	733
Income (loss) before income taxes	(1,730)	762	(12,174)	6,539
Income tax expense (benefit)	(858)	562	63	1,602
Net income (loss)	$(872)	$200	$(12,237)	$4,937

Net income (loss) per share - basic	$(0.03)	$0.01	$(0.37)	$0.15
Net income (loss) per share - diluted	$(0.03)	$0.01	$(0.37)	$0.15
Shares used in per share calculation - basic	32,478	33,453	32,816	33,629
Shares used in per share calculation - diluted	32,478	33,561	32,816	33,821

Calculation of GAAP Diluted Net Income (Loss) Per Share

	Three months ended		Six months ended
	June 30,		June 30,
	2013	2012	2013	2012
GAAP net income (loss)	$(872)	$200	$(12,237)	$4,937
Add back debt interest expense and issuance cost amortization, net of tax benefit	-	-	-	-
Adjusted net income (loss) for GAAP EPS calculation	$(872)	$200	$(12,237)	$4,937

Net income (loss) per share - diluted	$(0.03)	$0.01	$(0.37)	$0.15
Shares used in per share calculation - diluted	32,478	33,561	32,816	33,821

Digital River, Inc.
Second Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Consolidated Statements of Cash Flows
	Six months ended
	June 30,
	2013	2012
Operating Activities:
Net income (loss)	$(12,237)	$4,937
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of acquisition-related intangibles	4,211	3,592
Provision for doubtful accounts	928	900
Depreciation and amortization	10,118	10,289
Impairment of goodwill	21,249	-
Debt issuance cost amortization	855	987
Amortization of investment premiums	1,524	-
Loss on sale of equipment	69	-
Gain on sale of investment	(17,526)	-
Stock-based compensation expense	11,954	12,192
Excess tax benefits from stock-based compensation	-	(103)
Deferred and other income taxes	(1,765)	48
Change in operating assets and liabilities (net of acquisitions):
Accounts receivable	(9,577)	(8,434)
Prepaid and other assets	1,843	(5,598)
Accounts payable	(70,292)	(72,606)
Deferred revenue	(1,460)	4,917
Income tax payable	175	2,061
Other accrued liabilities	(4,000)	(5,029)
Net cash provided by (used in) operating activities	(63,931)	(51,847)

Investing Activities:
Purchases of investments	(53,243)	(80,602)
Sales of investments	66,847	88,501
Cash received for cost method investments	39,636	-
Cash paid for acquisitions, net of cash received	(55,843)	-
Purchases of equipment and capitalized software	(13,167)	(6,150)
Net cash provided by (used in) investing activities	(15,770)	1,749

Financing Activities:
Repurchase of senior convertible notes	(5,354)	-
Exercise of stock options	1,273	1,509
Sales of common stock under employee stock purchase plan	1,183	1,300
Repurchase of common stock	(31,238)	(20,242)
Repurchase of restricted stock to satisfy tax withholding obligation	(4,261)	(3,530)
Excess tax benefits from stock-based compensation	-	103
Net cash provided by (used in) financing activities	(38,397)	(20,860)
Effect of exchange rate changes on cash	(1,906)	(4,693)
Net increase (decrease) in cash and cash equivalents	(120,004)	(75,651)
Cash and cash equivalents, beginning of period	542,851	497,193

Cash and cash equivalents, end of period	$422,847	$421,542

Cash paid for interest on convertible senior notes	$3,068	$3,505
Cash paid for income taxes	$1,357	$1,867

Digital River, Inc.
GAAP to non-GAAP Reconciliations
(Unaudited, in thousands, except per share amounts)
UTILIZING 21% EFFECTIVE INCOME TAX RATE

	Three months ended				Twelve months ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2012	2012	2012	2012	2012

GAAP pre-tax income (loss)	$5,777	$762	$(1,431)	$(172,170)	$(167,062)
Add back amortization of acquisition-related intangibles	1,849	1,743	1,709	1,766	7,067
Add back stock-based compensation expense	5,961	6,231	6,063	11,262	29,517
Add back restructuring related costs	395	49	73	1,508	2,025
Add back litigation settlement related costs	-	-	750	-	750
Add back acquisition and integration costs	-	-	622	175	797
Add back unrealized investment loss (gain)	-	-	627	(3,568)	(2,941)
Add back goodwill impairment	-	-	-	175,241	175,241
Subtotal	13,982	8,785	8,413	14,214	45,394
Income tax expense @ 21%	2,936	1,845	1,767	2,985	9,533
Non-GAAP net income	11,046	6,940	6,646	11,229	35,861

Add back debt interest expense and issuance cost amortization, net of tax benefit	1,409	1,412	1,414	1,382	5,617
Adjusted net income for non-GAAP EPS calculation	$12,455	$8,352	$8,060	$12,611	$41,478

Non-GAAP net income per share - diluted	$0.30	$0.20	$0.20	$0.31	$1.02

Shares used in per share calculation - diluted	41,032	40,783	40,172	40,163	40,719

	Three months ended				Six months ended
	March 31,	June 30,			June 30,
	2013	2013			2013
GAAP pre-tax income (loss)	$(10,444)	$(1,730)			$(12,174)
Add back amortization of acquisition-related intangibles	1,928	2,283			4,211
Add back stock-based compensation expense	5,575	6,379			11,954
Add back restructuring related costs	3,094	706			3,800
Add back litigation settlement related costs	-	312			312
Add back acquisition and integration costs	4,532	269			4,801
Add back realized investment loss (gain)	(11,067)	(6,459)			(17,526)
Add back goodwill impairment	21,249	-			21,249
Subtotal	14,867	1,760			16,627
Income tax expense @ 21%	3,122	370			3,492
Non-GAAP net income	11,745	1,390			13,135

Add back debt interest expense and issuance cost amortization, net of tax benefit	1,233	-			39
Adjusted net income for non-GAAP EPS calculation	$12,978	$1,390			$13,174

Non-GAAP net income per share - diluted	$0.33	$0.04			$0.40

Shares used in per share calculation - diluted	39,767	32,739			33,347

Breakdown of stock-based compensation expense
	Three months ended				Six months ended
	March 31,	June 30,			June 30,
	2013	2013			2013
Direct cost of services	$42	$47			$89
Network and infrastructure	415	327			742
Sales and marketing	1,832	1,799			3,631
Product research and development	925	846			1,771
General and administrative	2,361	3,360			5,721
Total	$5,575	$6,379			$11,954

Digital River, Inc.
Non-GAAP Guidance
(Unaudited, in millions except per share amounts)

Revenue Guidance Table
	2012 Actual
					Twelve months
	Three months ended				ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2012	2012	2012	2012	2012
Commerce	$82.1	$71.3	$71.7	$82.5	$307.6
Support Business	20.3	19.5	20.0	18.8	78.6
Total Revenue	$102.4	$90.8	$91.7	$101.3	$386.2

	2013 Actual
					Six months
	Three months ended				ended
	March 31,	June 30,			June 30,
	2013	2013			2013
Commerce	$97.4	$77.7			$175.1
Support Business	16.3	14.8			31.1
Total Revenue	$113.7	$92.5			$206.2

	2013 Guidance
	Q3 2013		FY 2013
	Low Guidance	High Guidance	Low Guidance	High Guidance
Commerce	$73.1	$75.3	$333.6	$338.9
Support Business	14.9	16.7	60.4	65.1
Total Expected Revenue	$88.0	$92.0	$394.0	$404.0

Non-GAAP Guidance Reconciliation
	Q3 2013		FY 2013
	Low Guidance	High Guidance	Low Guidance	High Guidance
Expected GAAP net income (loss) per share - diluted	$(0.38)	$(0.31)	$(0.67)	$(0.54)
Add back amortization of acquisition-related intangibles, net of tax	0.05	0.05	0.21	0.21
Add back stock-based compensation expense, net of tax	0.12	0.12	0.53	0.53
Add back restructuring related costs, net of tax	-	-	0.09	0.09
Add back litigation settlement related costs, net of tax	-	-	0.01	0.01
Add back acquisition and integration costs, net of tax	0.02	0.02	0.16	0.16
Add back realized investment gain, net of tax	-	-	(0.43)	(0.43)
Add back goodwill impairment, net of tax	-	-	0.52	0.52
Add back convertible debt dilution impact, net of tax	-	-	(0.01)	(0.01)
Tax variability	0.09	0.07	0.14	0.11
Expected non-GAAP diluted net income (loss) per share	$(0.10)	$(0.05)	$0.55	$0.65

CONTACT:
Digital River, Inc.
Investor Relations Contact:
Melissa Fisher, +1 952-225-3351
Vice President, Corporate Development,
Investor Relations and Treasury
investorrelations@digitalriver.com
or
Media Relations Contact:
Gerri Dyrek, +1 952-225-3719
Group Vice President, Corporate Communications
publicrelations@digitalriver.com